EXECUTION COPY

MASTER INCREASING LENDER SUPPLEMENT

MASTER INCREASING LENDER SUPPLEMENT, dated January 30, 2014 (this "Supplement"), by and among each of the signatories hereto, to the Credit Agreement, dated as of May 31, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Littelfuse, Inc. (the "Borrower"), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the "Agent").

W I T N E S S E T H

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Aggregate Revolving Commitments under the Credit Agreement by requesting one or more Lenders to increase the amount of its Revolving Commitment;

WHEREAS, the Borrower has given notice to the Agent of its intention to increase the Aggregate Revolving Commitments pursuant to such Section 2.14; and

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, each of the undersigned Increasing Lenders now desires to increase the amount of its Revolving Commitment under the Credit Agreement by executing and delivering to the Borrower and the Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1. Each of the undersigned Increasing Lenders agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its Revolving Commitment increased by the amount set forth opposite its name on Schedule I hereto, thereby making the aggregate amount of its total Revolving Commitment equal to the aggregate amount set forth opposite its name on Schedule I hereto.

2. Each of the undersigned Increasing Lenders agrees that, for purposes of the certificate to be delivered by the Loan Parties pursuant to Section 2.14 of the Credit Agreement in connection with the increase in the Aggregate Revolving Commitments contemplated by this Supplement (the "Increase"), the certification made by LFUS LLC, a Guarantor, may be signed by a Manager of such entity and such Manager will be deemed to be a "Responsible Officer" of such entity for purposes of such certificate and the requirements of Section 2.14 of the Credit Agreement in respect of the Increase, and, accordingly, the Credit Agreement shall be deemed amended solely to effect the foregoing.

3. The Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

4. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

5. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

6. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: Suzanne Ergastolo
Name: Suzanne Ergastolo
Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Milena Deltchev
Name: Milena Deltchev
Title: Vice President

WELLS FARGO BANK, N.A.
as a Lender

By: ________________________
Name: Edmund H Lester
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: ______________________________
Name: W. J. Bowne
Title: Senior Vice President

THE NORTHERN TRUST COMPANY,
as a Lender

By: ______________________________
Name: Wicks Barkhausen
Title: Relationship Manager

BMO HARRIS BANK N.A.,
as a Lender

By: ______________________
Name: Edward McGuire
Title: Managing Director

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: ______________________________
Name: John Malloy
Title: Senior Vice President

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A.
as Agent

By: Suzanne Ergastolo
Name: Suzanne Ergastolo
Title: Vice President

Accepted and agreed to as of the date first written above:

LITTELFUSE, INC.

By: ______________________________
Name: Arif Ahmed
Title: Director, Corporate Development & Treasurer

Schedule I
to Master Increasing Lender Supplement

Increasing Lender	Increase to Revolving Commitment	Aggregate Revolving Commitment
JPMorgan Chase Bank, N.A.	$11,538,461.53	$63,461,538.44
Bank of America, N.A.	$10,000,000.00	$55,000,000.00
Wells Fargo Bank, National Association	$8,076,923.08	$44,423,076.93
PNC Bank, National Association	$8,076,923.08	$44,423,076.93
The Northern Trust Company	$5,384,615.38	$29,615,384.61
BMO Harris Bank N.A.	$3,846,153.85	$21,153,846.16
Branch Banking & Trust Company	$3,076,923.08	$16,923,076.93
Total	**$50,000,000.00**	**$275,000,000.00**